UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 9, 2020

comScore, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11950 Democracy Drive

Suite 600

Reston, Virginia 20190

(Address of principal executive offices, including zip code)

(703) 438-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SCOR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of comScore, Inc. (the “Company”) previously approved, subject to stockholder approval, an amendment and restatement of the comScore, Inc. 2018 Equity and Incentive Compensation Plan (the “Plan”) to increase the number of shares of Company common stock available for grant under the Plan by 9,600,000 and to make certain other clarifying and ministerial changes. After taking into account this increase and subject to adjustment as provided for in the Plan, the total number of shares of Company common stock available for issuance under the Plan (including as awards of incentive stock options) is 20,250,000, including awards made prior to the amendment and restatement. The Company’s stockholders approved the amendment and restatement of the Plan at the Company’s 2020 annual meeting of stockholders (the “Annual Meeting”) held on July 9, 2020, and the amended and restated Plan became effective as of such date. A detailed summary of the material terms of the amended and restated Plan appears under the caption “Proposal No. 4 – Approval of an Amendment and Restatement of the comScore, Inc. 2018 Equity and Incentive Compensation Plan” in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 29, 2020, which description is incorporated by reference herein.

The foregoing description is qualified in its entirety by reference to the full text of the amended and restated Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The results of voting on the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting on July 9, 2020 are set forth below.

Proposal No. 1

Two Class I directors, Jacques Kerrest and Kathleen Love, were elected to serve for terms expiring at the Company’s 2023 annual meeting of stockholders, to hold office until their respective successors have been duly elected and qualified. The election results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Jacques Kerrest	45,091,183	7,438,066	11,117,506
Kathleen Love	44,994,505	7,534,744	11,117,506

Proposal No. 2

The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
48,273,160	541,594	3,714,495	11,117,506

Proposal No. 3

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified as follows:

For	Against	Abstain	Broker Non-Votes
60,062,198	89,187	3,495,369	—

Proposal No. 4

The amendment and restatement of the Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
47,733,364	1,089,198	3,706,687	11,117,506

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	comScore, Inc. 2018 Equity and Incentive Compensation Plan (as Amended and Restated Effective as of July 9, 2020)

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Gregory A. Fink
Gregory A. Fink
Chief Financial Officer and Treasurer

Date: July 15, 2020

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